U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of Report: May 19, 2004



                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.
             (Exact Name of registrant as specified in its Charter)




        Florida                        000-21627                 06-1413994
------------------------          -------------------        -------------------
(State of Incorporation)          Commission File No.          (IRS Employer
                                                             Identification No.)



     2614 Main St., Dallas, TX                                      75226
----------------------------------------                     -------------------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number,(210) 670-0005





                     (Registrant's former name and address)
                      440 Main Street, Ridgefield, CT 06877


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Item 5.  OTHER CHANGES AND REGULATION FD DISCLOSURE

         Letter of Intent Conditional Business Combination
         -------------------------------------------------

         We have attached the Letter of Intent concerning the proposed business combination with Mortgage Assistance Corporation. This proposed business combination, once approved by the majority shareholders and implemented, will cause substantial dilution to shareholders' equity.



Item 7.  Financial Statements and Exhibits

         Exhibit 99            Letter of Intent Conditional Business Combination

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SAFE ALTERNATIVES CORPORATION
                                                   OF AMERICA, INC.
Dated: May 20, 2004

                                                    /s/ Dale Hensel
                                                   -----------------------------
                                                   By: Dale Hensel
                                                   Title: President